SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
       Fidelity Advisor Series I

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


CLIENT SERVICES CALLOUT SCRIPT
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (SIX OPTIONS: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND). I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND
YOUR INVESTMENT IN IT.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR
PROXY IF YOU HAVE NOT YET DONE SO.
HAVE YOU RECEIVED THE ______ (SIX OPTIONS: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND) PROXY MATERIAL? THE PACKAGE WAS DATED LATE MAY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)
If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting on July 16th. Thank the shareholder for his/ her time. (End phone call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON JULY 16TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-888-451-8683. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-800-848-3155.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and Q&A and then encourage the shareholder to vote.
SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU REGARDING THE ______ (SIX OPTIONS: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND). I'M ASSISTING FIDELITY WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AS AN OWNER OF THE ______ (SIX OPTIONS: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND, FIDELITY ADVISOR EQUITY GROWTH FUND, FIDELITY ADVISOR MID CAP FUND, FIDELITY ADVISOR LARGE CAP FUND, FIDELITY ADVISOR TECHNOQUANT GROWTH FUND, FIDELITY ADVISOR GROWTH & INCOME FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-522-7297. THANK YOU FOR YOUR TIME.

LOG SHEET
 Date__________________
 Fidelity Rep_________________
Address Correction
Social Security No. (record from database; do not ask shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent Advisor I Advisor II
Proxy Card Only ________ ____________ ___________
Full Proxy Kit  __________ ____________ ___________
Comments
Notable Shareholder Response____________________________________________
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Other Comments________________________________________________________
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